UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 12, 2005
DIAMOND FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 S. Diamond Street Stockton, California	95205

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (209) 467-6000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On December 12, 2005, Michael Mendes, President and Chief Executive Officer of Diamond Foods, Inc. (the “Company”), adopted a Rule 10b5-1 trading plan (the “Plan”) with a broker to purchase shares of Company common stock in the open market. Mr. Mendes entered into the Plan in order to facilitate the orderly acquisition of Company common stock to increase his equity ownership in the Company.
     Pursuant to Mr. Mendes’ Plan, the brokerage firm will purchase up to $100,000 worth of Company common stock in the open market on January 16, 2006, at prevailing market prices not to exceed $25.00 per share. Any transactions under the Plan will be reported by Mr. Mendes through individual Form 4 filings with the Securities and Exchange Commission. The Plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934 and the Company’s insider trading policy.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: December 12, 2005	By:	/s/ Seth Halio
		Name:	Seth Halio
		Title:	Executive Vice President, Chief Financial Officer

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